Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
Goldman Sachs & Co. LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2018‑E – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “NAVSL 2018‑E Pool_10.01.18 vFin.xlsx” (the “Data File”) provided by the Company on October 2, 2018, as of September 30, 2018 (the “Cutoff Date”), containing certain information related to 10,300 student loans (the “Student Loans”), which we were informed are intended to be included as collateral in the offering of the Navient Private Education Refi Loan Trust 2018‑E Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts, percentages, and dates were within $0.01, 0.01%, and one (1) day, respectively.

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain l information from the Company’s internal system such as an overview, repayment schedule, payment history, etc. for each of the Selected Student Loans (defined below).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

•
The term “Verify Report Page” means a screenshot containing certain information related to school type, school name, and school degree for each of the Selected Student Loans from the Company’s internal application verification tool.

•
The term “Account Review Screenshot” means a screenshot containing information related to the Original FICO Score for certain Selected Student Loans from the Company’s internal application underwriting tool.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information related to education degree and school name for each of the Selected Student Loans from the Company’s internal application underwriting tool.

•	The term “Unpaid Principal Balance File” means a database query provided by the Company containing the current loan balance for the Selected Student Loans as of the Cutoff Date.

•	The term “Payment Frequency Log” means a database query provided by the Company containing the historical payment frequency for Selected Student Loan Numbers #111 and #175, as of the Cutoff Date.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post‑secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/Index.aspx).

•
The term “Loan File” means any file containing some or all of the following documents for each of the Selected Student Loans: Loan Agreement, Credit Report, Earnest Internal Tool Account Number Page, Verify Report Page, Account Review Screenshot, Application Underwriting Snapshot Page, Unpaid Principal Balance File, Payment Frequency Log, Title IV Federal School Code List, and Accredited Programs List. The Loan File, furnished by the Company, was represented to be either the original Loan File or a copy of the original Loan File. We make no representation regarding the validity or accuracy of these documents.

A.
We randomly selected a sample of student loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 333 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Instructions
Loan Number	Earnest Internal Tool Account Number Page
Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page

Attributes	Loan File/Instructions
Borrower State	Loan Agreement, the most recent state in the “Addresses” section of the Credit Report, “Activity Log” section of the Earnest Internal Tool Account Number Page
Interest Rate
“Account” section of the Earnest Internal Tool Account Number Page, “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, the rate immediately preceding the latest rate in the “Value” field in the “Variable Rate Changes” section of the Earnest Internal Tool Account Number Page

Payment Frequency
“Account” section of the Earnest Internal Tool Account Number Page, “Schedule” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Value” field in the Payment Frequency Log

Loan Status	“Account” section of the Earnest Internal Tool Account Number Page, “Status” field in the “Overview” section of the Earnest Internal Tool Account Number Page
First Payment Date
“Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

Original Loan Balance
“Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

Current Loan Balance	“Unpaid_Principal_Balance” column in the Unpaid Principal Balance File
Original Maturity Date
“Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Scheduled” column corresponding to the first “deposit” under “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

School Type
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page
School Degree	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application

Attributes	Loan File/Instructions
Underwriting Snapshot Page and instructions provided by the Company below
Original FICO Score	“Score” field in the “FICO” section of the Credit Report, “Score” field in the “Risk” section of the Account Review Screenshot
1.	For purposes of comparing the First Payment Date, we were instructed by the Company to compare or recompute the First Payment Date as follows:

a)
If the date in the “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page is before February 27, 2017, compare the date in the “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page to the “original_first_repayment_due_date” field in the Data File.

b)
If the date in the “Term” field within the “Overview” section of the Earnest Internal Tool Account Number Page is on or after February 27, 2017, (i) add one month to the date in the “Term” field, and (ii) if the day of the month in the “Term” field is from the 29th to the 31st, use the first day of the following month of the date from step (i) (the “Recomputed First Payment Date”). We compared the Recomputed First Payment Date to the “original_first_repayment_due_date” field in the Data File.

2.	For purposes of comparing Original Loan Balance, we were instructed by the Company to compare or recompute the Original Loan Balance as follows:

a)	Compare the “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page to the “original_loan_amount_less_rop” field in the Data File.

b)
In the event the “Amount Financed” field did not agree, recompute the Original Loan Balance (the “Recomputed Original Loan Balance”) as the difference between (i) the “Amount Financed” field or the “Amount” column corresponding to the “deposit” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page and (ii) the “Amount” column corresponding to the “return_of_proceeds” line under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page. We compared the Recomputed Original Loan Balance to the “original_loan_amount_less_ rop” field in the Data File.

3.	For purposes of comparing the Original Maturity Date, we were instructed by the Company to recompute the Original Maturity Date (the “Recomputed Original Maturity Date”) as follows:

a)
Add the number of days in the “Term” field in the “Overview” section of Earnest Internal Tool Account Number Page to the date under the “Scheduled” column corresponding to the first “deposit” under in the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page.

b)	If the day of the date resulting from step (a) is the 29th to the 31st, use the first day of the following month of the date identified in step (a).

We compared the Recomputed Original Maturity Date to the “original_maturity_date” field in the Data File.

4.
For purposes of comparing School Type, we were instructed by the Company to consider the School Type to be “No” (not undergraduate) if the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school and the “is_parent_plus” field in the Data File indicates “Yes.”

5.
For purposes of comparing the School Degree, we were instructed by the Company to consider the School Degree to be “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

C.
For each Selected Student Loan, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared on the Title IV Federal School Code List.

In the event the school name did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_school_nameopeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

In the event the OPE code did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

In the event the school name did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school, we were instructed by the Company to observe if the “is_parent_plus” field in the Data File indicates “Yes.” We were instructed by the Company that “Yes” indicates the loan is a Parent Plus loan and that the parent’s highest achieved education was used to originate the loan. We were instructed by the Company that if the highest achieved education was high school, there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List. This was not considered an exception.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus but the Title IV Federal School Code List designation was not available at the satellite campus level, we were instructed by the Company to utilize the name of the college or university to which the satellite campus relates, for the purpose of comparing the school name in the Title IV Federal School Code List or the Accredited Programs List.

The information regarding the school name of the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List. There were no conclusions that resulted from the procedures.

This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File and Loan Files and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Data File and the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with Federal, State, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
October 26, 2018

Exhibit A - The Selected Student Loans

Selected Student Loan Number Selecte		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number
	Student Loan Number*		Student Loan Number*		Student Loan Number*		Student Loan Number*		Student Loan Number*
1	2018E001	36	2018E036	71	2018E071	106	2018E106	141	2018E141
2	2018E002	37	2018E037	72	2018E072	107	2018E107	142	2018E142
3	2018E003	38	2018E038	73	2018E073	108	2018E108	143	2018E143
4	2018E004	39	2018E039	74	2018E074	109	2018E109	144	2018E144
5	2018E005	40	2018E040	75	2018E075	110	2018E110	145	2018E145
6	2018E006	41	2018E041	76	2018E076	111	2018E111	146	2018E146
7	2018E007	42	2018E042	77	2018E077	112	2018E112	147	2018E147
8	2018E008	43	2018E043	78	2018E078	113	2018E113	148	2018E148
9	2018E009	44	2018E044	79	2018E079	114	2018E114	149	2018E149
10	2018E010	45	2018E045	80	2018E080	115	2018E115	150	2018E150
11	2018E011	46	2018E046	81	2018E081	116	2018E116	151	2018E151
12	2018E012	47	2018E047	82	2018E082	117	2018E117	152	2018E152
13	2018E013	48	2018E048	83	2018E083	118	2018E118	153	2018E153
14	2018E014	49	2018E049	84	2018E084	119	2018E119	154	2018E154
15	2018E015	50	2018E050	85	2018E085	120	2018E120	155	2018E155
16	2018E016	51	2018E051	86	2018E086	121	2018E121	156	2018E156
17	2018E017	52	2018E052	87	2018E087	122	2018E122	157	2018E157
18	2018E018	53	2018E053	88	2018E088	123	2018E123	158	2018E158
19	2018E019	54	2018E054	89	2018E089	124	2018E124	159	2018E159
20	2018E020	55	2018E055	90	2018E090	125	2018E125	160	2018E160
21	2018E021	56	2018E056	91	2018E091	126	2018E126	161	2018E161
22	2018E022	57	2018E057	92	2018E092	127	2018E127	162	2018E162
23	2018E023	58	2018E058	93	2018E093	128	2018E128	163	2018E163
24	2018E024	59	2018E059	94	2018E094	129	2018E129	164	2018E164
25	2018E025	60	2018E060	95	2018E095	130	2018E130	165	2018E165
26	2018E026	61	2018E061	96	2018E096	131	2018E131	166	2018E166
27	2018E027	62	2018E062	97	2018E097	132	2018E132	167	2018E167
28	2018E028	63	2018E063	98	2018E098	133	2018E133	168	2018E168
29	2018E029	64	2018E064	99	2018E099	134	2018E134	169	2018E169
30	2018E030	65	2018E065	100	2018E100	135	2018E135	170	2018E170
31	2018E031	66	2018E066	101	2018E101	136	2018E136	171	2018E171
32	2018E032	67	2018E067	102	2018E102	137	2018E137	172	2018E172
33	2018E033	68	2018E068	103	2018E103	138	2018E138	173	2018E173
34	2018E034	69	2018E069	104	2018E104	139	2018E139	174	2018E174
35	2018E035	70	2018E070	105	2018E105	140	2018E140	175	2018E175

(*) The Company has assigned a unique identification number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit A - The Selected Student Loans (cont.)

Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number		Selected Student Loan Number
	Student Loan Number*		Student Loan Number*		Student Loan Number*		Student Loan Number*		Student Loan Number*
176	2018E176	211	2018E211	246	2018E246	281	2018E281	316	2018E316
177	2018E177	212	2018E212	247	2018E247	282	2018E282	317	2018E317
178	2018E178	213	2018E213	248	2018E248	283	2018E283	318	2018E318
179	2018E179	214	2018E214	249	2018E249	284	2018E284	319	2018E319
180	2018E180	215	2018E215	250	2018E250	285	2018E285	320	2018E320
181	2018E181	216	2018E216	251	2018E251	286	2018E286	321	2018E321
182	2018E182	217	2018E217	252	2018E252	287	2018E287	322	2018E322
183	2018E183	218	2018E218	253	2018E253	288	2018E288	323	2018E323
184	2018E184	219	2018E219	254	2018E254	289	2018E289	324	2018E324
185	2018E185	220	2018E220	255	2018E255	290	2018E290	325	2018E325
186	2018E186	221	2018E221	256	2018E256	291	2018E291	326	2018E326
187	2018E187	222	2018E222	257	2018E257	292	2018E292	327	2018E327
188	2018E188	223	2018E223	258	2018E258	293	2018E293	328	2018E328
189	2018E189	224	2018E224	259	2018E259	294	2018E294	329	2018E329
190	2018E190	225	2018E225	260	2018E260	295	2018E295	330	2018E330
191	2018E191	226	2018E226	261	2018E261	296	2018E296	331	2018E331
192	2018E192	227	2018E227	262	2018E262	297	2018E297	332	2018E332
193	2018E193	228	2018E228	263	2018E263	298	2018E298	333	2018E333
194	2018E194	229	2018E229	264	2018E264	299	2018E299
195	2018E195	230	2018E230	265	2018E265	300	2018E300
196	2018E196	231	2018E231	266	2018E266	301	2018E301
197	2018E197	232	2018E232	267	2018E267	302	2018E302
198	2018E198	233	2018E233	268	2018E268	303	2018E303
199	2018E199	234	2018E234	269	2018E269	304	2018E304
200	2018E200	235	2018E235	270	2018E270	305	2018E305
201	2018E201	236	2018E236	271	2018E271	306	2018E306
202	2018E202	237	2018E237	272	2018E272	307	2018E307
203	2018E203	238	2018E238	273	2018E273	308	2018E308
204	2018E204	239	2018E239	274	2018E274	309	2018E309
205	2018E205	240	2018E240	275	2018E275	310	2018E310
206	2018E206	241	2018E241	276	2018E276	311	2018E311
207	2018E207	242	2018E242	277	2018E277	312	2018E312
208	2018E208	243	2018E243	278	2018E278	313	2018E313
209	2018E209	244	2018E244	279	2018E279	314	2018E314
210	2018E210	245	2018E245	280	2018E280	315	2018E315

(*) The Company has assigned a unique identification number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit B - Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan File

111	2018E111	Payment Frequency	Monthly	Fortnightly